Exhibit 99.1

EMPLOYMENTAGREEMENT

This EMPLOYMENT AGREEMENT (this "Agreement") is made as of January 3rd, 2014 (the "Effective Date") by Cellular Biomedicine Group, Inc. (OTCQB: CBMG) (the "Company"), and the undersigned individual ("Executive"),  with reference to the following facts:

A. Cellular Biomedicine Group, Inc. (CBMG")  is a developer of cell therapies for the treatment of certain cancers and degenerative diseases.

B. Executive has extensive experience in the field of financial management and corporate development.

C. The Company desires to employ Executive to perform the duties and responsibilities described herein on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1. Employment. The Company hereby employs Executive and Executive hereby accepts such employment upon the terms and conditions hereinafter set forth.

2. Duties. Subject to the terms and provisions of this Agreement, Executive is hereby employed by the Company as Chief Financial Officer (CFO) of the Company.   Executive shall have full responsibility  and authority for such duties as customarily are associated with service as the Chief  Financial  Officer of the Company  at the direction  of the Board  of Directors  of the Company  (the "Board").   Executive shall faithfully and diligently perform, on a full time basis, such duties assigned to Executive and shall report directly to the Board.

3. Scope of Services. Executive shall devote substantially all of his business time, attention, energies, skills, learning and efforts to the Company's business.

4. Term. Subject to prior termination of this Agreement as hereinafter provided, the term of this Agreement shall commence on the Effective Date and shall continue for three (3) years thereafter unless earlier terminated as provided in this Agreement.  After the foregoing three (3) year term, the Executive shall continue to be employed on an at-will basis and this Agreement shall automatically renew for successive one year terms, until and unless this Agreement is terminated.

5. Compensation.

5.1 Salary.  Executive's annual compensation ("Base Compensation")  under this Agreement shall be USD $210,000 per year, prorated for any partial year, commencing  upon the Effective Date; provided however that the Executive's Base Compensation shall be reviewed annually  by the Board of Directors and/or its Compensation  Committee (as applicable). The Base  Compensation   shall  be  payable  semi-monthly   in  arrears  from  the  Effective  Date  in accordance with the ordinary payroll procedures of the Company.  Executive agrees that the Base Compensation  may  be  paid  by  the  Company,  any  of  the  Company's  subsidiaries  or  any combination  thereof.   Any changes in Base Compensation shall be in the sole and absolute discretion of the Board and/or its Compensation Committee (as applicable).

5.2 Participation in Plan. Executive shall be eligible to participate in any executive incentive plans established by Company for all of its executive employees.

5.3 Expenses. The Company shall reimburse Executive for:

(a) all reasonable business, entertainment and travel expenses actually incurred or paid by Executive in the performance of his services on behalf of the Company, in accordance with the Company's expense reimbursement policy as from time to time in effect;

(b) the cost of continuing education courses in furtherance of Executive's performance of his duties of up to USD $5,000 per annum;

(c) reasonable moving expenses if the Company requires the Executive to relocate, and as a result Executive must change his place of residence to a place more than 50 miles away from his current place of residence (which expenses shall be appropriately documented by Executive); and

(d) if the Company requires the Executive to relocate (in excess of 50 miles), and after relocation the Executive is terminated without Cause pursuant to Section 7.1(b) and chooses to return to his original place of residence immediately prior to the Effective Date, reasonable  moving  expenses  incurred  by  Executive  (which  expenses  shall  be appropriately documented by Executive).

5.4 Options.  The Executive shall be eligible to participate in the Company's 2011  Equity  Incentive  Plan,  and  receive  option  grant(s)  thereunder for  the  purchase  up to 360,000 shares of common stock of the Company ("Options" or "Option")  at the discretion of the Board of Directors.  Options granted to the Executive shall be controlled by the terms and conditions set forth in a Notice of Grant and Stock Option Agreement approved by the Board of Directors ("Option Agreement").

6. Other Rights and Benefits.   Executive shall receive other rights and benefits, life insurance, vacation time, sick pay and retirement plan participation, as determined by the Board of Directors.

7. Termination.  Executive's employment may be terminated as follows:

7.1 Termination by the Company or Executive.

(a) During the one (1) year period after the Effective Date, this Agreement may not be voluntarily terminated by either party except pursuant to Section 7.2, 7.3 or 7.4 below.

(b) After the one (1) year period in Section 7.1(a), for two (2) years thereafter, Executive  may not be voluntarily  terminated by the Company except  pursuant to Section 7.2, 7.3 or 7.4 below, provided, however that during said two year period the board of functions,  and change the Executive's title to a mutually agreeable alternative title.

(c) If during the initial three (3) year period following the Agreement Date, the employment of the Executive is terminated for any reason other than pursuant to Section  7.2, 7.3, or 7.4, or for no good reason, the Company shall be obligated to:

(i) Pay Executive as soon as practicable following  termination of  employment,  a  lump  sum  severance   amount   equal  to  one  (1) times  Executive's  Base Compensation, subject  to legally required withholding  requirements.   Said severance will be due and payable within thirty (30) days following the date of termination;

(ii) Accelerate  and vest in full Executive's stock options, pursuant to such Executive 's option agreement,  effective as of immediately  upon the date of such termination;

(iii) Subject to Executive 's election to receive COBRA, pay for the Executive's premiums  charged to continue  medical and dental coverage pursuant to COBRA for  the Executive  during  the 12 month  period  commencing with continuation  coverage  for the month following  the month in which the date of termination occurs, provided, that if Executive is not eligible  to receive,  or if the Company  is not able  to provide,  continuation  coverage  under COBRA for any month during  the continuation  period,  the Company  shall  pay the Executive  a cash payment equal to its portion of the applicable  COBRA premiums on an after-tax  basis (with such payment  to be made in the same month for which the continuation  coverage  was otherwise to be  provided).    Notwithstanding the forgoing  provisions  of this  paragraph,  in  the event  the Executive  becomes  reemployed  with another employer  and becomes eligible  to receive medical and dental  benefits from such employer  during  any month in the 12 month continuation  period provided  for  by  this  paragraph,  the  Company  shall  have  no  obligation  to  pay, reimburse  or otherwise  provide the Executive with continuation  coverage for any such month; and

(iv) Pay any bonus amounts that have been earned by the Executive but have not yet been paid as of the date of termination.

7.2 Termination for Death. Executive's employment shall terminate immediately upon Executive's death.

7.3 Termination Upon Disability.   Executive's employment shall terminate if Executive should become  totally  and permanently  disabled.    For purposes  of this Agreement, Executive   shall  be considered "totally and permanently disabled" if Executive is treated as permanently "disabled" under any permanent disability insurance policy maintained by the Company  and is entitled  to full benefits  payable  under such policy  upon a total and permanent disability.   In the event  any such  policy is either  not in force  or the benefits  are not available under such policy, then "total and permanent disability" shall mean the inability of Executive,  as a  result of substance  abuse, any mental, nervous  or psychiatric  disorder,  or physical  condition, injury or illness to perform substantially  all of his current duties on a full-time  basis for a period of six (6) consecutive  months, as determined  by a licensed physician selected  by the Board.

7.4 Termination by Company for "Cause".  The Company may terminate this Agreement   for  "Cause" upon  three  days  written  notice  so  long  as  the  Company   has  given Executive  written  notice describing  the Cause  pursuant  to subsections  (c) and/or  (e) Executive has not cured such Cause within a reasonable time, but no less than 14 days.  For purposes of this Agreement, "Cause" shall mean the existence or occurrence of any of the following:

(a) Executive's conviction for or pleading of nolo contendre to any felony involving the Company or moral turpitude.

(b) Executive's misappropriation of Company assets.

(c) Executive's willful violation of a Company policy or a directive of the Board previously delivered to him in writing.

(d) Executive’s breach of his obligations set forth in Section 11, 12, or 13 below.
(e) Any willful neglect or material breach of duty by Executive under this Agreement, or any failure by Executive to perform duties under this Agreement, including the duties set forth in Section 2.

(f) A failure, upon request of the Company, to relocate to a corporate office of the Company designated by the Board of Directors.

8. Change in Control.   If Executive's employment with the Company is not assumed and the Executive's employment relationship is terminated by the Company, upon or within two (2) years following the date of a Change in Control, the Company shall:

(a) Pay Executive as soon as practicable following termination of employment, a lump sum severance amount equal to two (2) times Executive's Base Compensation, subject to legally   required withholding requirements.   Said severance will be due and payable within thirty (30) days following the date of termination.

(b) Accelerate and vest  in  full  Executive's  stock options, pursuant to such  Executive's option  agreement,  effective  as of  immediately  upon  the date  of  termination within the two (2) year period following  the occurrence  of a Change in Control.

(c) Subject to  Executive's  election  to  receive COBRA,  pay for the Executive 's  premiums  charged  to continue  medical and dental coverage  pursuant  to COBRA for the Executive  during  the 12 month period commencing with continuation  coverage for the month following  the month  in which  the date  of  termination  occurs,  provided, that if Executive is not eligible  to receive, or if the Company is not able to provide, continuation coverage under COBRA for any month during the continuation  period, the Company shall pay the Executive  a cash payment equal to its portion of the applicable COBRA premiums on an after-tax basis (with  such  payment  to be made  in the same  month  for  which  the continuation  coverage  was  otherwise  to  be provided).    Notwithstanding the  forgoing  provisions  of  this  paragraph,  in  the  event  the  Executive becomes   reemployed   with  another  employer   and  becomes  eligible   to receive medical and dental benefits from such employer  during any month in the 12 month continuation period provided for by this paragraph, the Company shall have no obligation  to pay, reimburse or otherwise  provide the Executive with continuation  coverage for any such month.

If the Executive's employment  is terminated  by Executive  without Cause  or terminated for  Cause,  death  or  disability  of Executive,  Executive  shall  not  be entitled  to the  benefits  or payments in Section 8(a) or (b), except as mandated by law.

For purposes of this Agreement,  a "Change  in Control" means (i) the consummation  of a merger or consolidation  of the Company with or into another entity or any other corporate reorganization, if fifty percent (50%) or more of the combined voting power of the continuing  or surviving  entity's  securities  outstanding  immediately  after such merger, consolidation, or other reorganization   is owned  by persons  who  were  not ihareholders of the Company  immediately prior to such merger, consolidation,  or other reorganization;  (ii) a change in ownership  or control of the Company  after the date hereof, effected  through  the direct or indirect  acquisition  by any person or related group of persons of securities  possessing  more than fifty percent (50%) of the total  combined  voting  power  of the Company 's  outstanding  securities  pursuant  to a tender  or exchange  offer made directly to the Company's stockholders  which a majority of the directors on the board of directors  who are not affiliates of the offeror do not recommend  such stockholders accept;  (iii)  the sale,  transfer,  or other disposition  of all or substantially  all of the Company 's assets  or  the  complete  liquidation  or  dissolution   of  the  Company.    A  transaction  shall  not constitute  a  Change  in  Control  if  its  sole  purpose  is to  change  the  state  of  the  Company 's incorporation   or  to  create  a  holding  company  that  will  be owned  in  substantially   the  same proportions   by  the   persons   who  held  the  Company's  securities   immediately   before  such transactions.   A transfer or distribution by the majority shareholder Global Health Investment Holding Ltd.  ("Global Health"), of 50% or more of the total shares of the Company  held  by Global Health to its shareholders shall not constitute a Change in Control.

9. Representations and Warranties.    Executive   hereby  represents  and  warrants   to Company  that as of the date of execution of this Agreement:  (i) this Agreement  will not cause or require Executive  to breach any obligation to, or agreement or confidence with, any other person; (ii) Executive  is not representing,  or otherwise  affiliated in any capacity with, any other research organizations,  lines of products, manufacturers, vendors or customers  of the Company;  and (iii) Executive  has not been induced  to enter into this Agreement  by any promise or representation other than as expressly set forth in this Agreement.

10. Non-Solicitation.

10.1 Non-Solicitation of Employees. Executive agrees that he will not, while employed by the Company and for a period of two (2) years following termination of such employment:

(a) directly solicit, encourage, or take any other action which is intended  to induce any other employee of the Company  to terminate his or her employment  with the Company;  or

(b) directly interfere in any manner with the contractual or employment  relationship  between the Company and any such employee of the Company.

The  foregoing  shall  not  prohibit  Executive  or  any  entity  with  which  Executive  may  later  be affiliated  from  hiring a former  or existing  employee  of the Company or any of its subsidiaries, provided  that such hiring does not result from the direct actions of Executive.  For purposes  of this Article 10, Article 11, Article 12 and Article 13, any reference to the Company shall include all  of  the  Company's  Affiliates.     As used herein, "Affiliate" means  any  person  or  entity controlling,  controlled  by or under common control with another person or entity.

10.2   Non-Solicit of Customers with respect to Competitive Business Activity. Executive  agrees  that he will not, while employed  by the Company  and for a period of two (2) years  following   termination  of such  employment, directly  or  indirectly,  whether  for  his own account  or for the account  of any other individual  or entity, solicit  the business or patronage  of any  customers  of  the Company  with  respect  to products  and/or  services  directly  related  to a Competitive   Business   Activity.     "Competitive  Business   Activity"  shall   mean  engaging   in, whether  independently   or  as an employee,  agent,  consultant,  advisor,  independent  contractor, partner, stockholder,  officer, director or otherwise,  any business which is materially  competitive with  the  business  of  the  Company  as  conducted  or  actively  planned  to  be conducted  by  the Company during his employment  by it, provided that Executive shall not be deemed to engage in a  Competitive  Business  Activity  solely  by reason of (i) owning  1% or less of the outstanding common  stock  of any corporation  if such class of common stock is registered  under Section  12 of the Securities  Exchange Act of 1934, or (ii) after the termination of his employment  by the Company,  being  employed   by or  otherwise  providing  services  to  a corporation   having  total revenue  of at least $500 million (or such lower number as may be agreed by the Board) so long as such  services  are  provided  solely  to a division  or  other  business  unit of such  corporation which does not engage in a business which is then competitive  with the business of the Company.

11. Confidentiality.  Executive  hereby acknowledges  that the Company  has made and will make available  to Executive certain customer lists, product design information,  performance standards  and other  confidential  and/or  proprietary  information  of the Company  or licensed  to the Company, including without limitation trade secrets, copyrighted materials and/or financial information  of  the  Company  (or  any  of its Affiliates),  including  without  limitation,  financial statements,  reports and data (collectively, the "Confidential Material"); however, Confidential Material does not include any of the foregoing items which has become publicly known or made generally   available   through   no  wrongful   act  of  Executive   or  of  others   who  were   under confidentiality  obligations as to the item or items involved.  Except as essential to Executive's obligations   under   this Agreement,   neither  Executive   nor  any  agent,  employee,   officer,  or independent  contractor  of or retained by Executive  shall make any disclosure of this Agreement, the  terms  of  this  Agreement,   or  any  of  the  Confidential   Material.     Except  as  essential   to Executive's obligations  under this Agreement,  neither Executive  nor any agent, employee, officer, or independent  contractor  of or retained  by Executive  shall make any duplication  or other copy of any of the Confidential  Material.   Immediately upon  request from  the Company,  Executive shall  return  to the Company  all Confidential  Material.   Executive  shall  notify  each  person  to whom  any disclosure  is made that such disclosure  is made in confidence,  that the Confidential Material shall  be kept in confidence  by such person.   Nothing contained  in this Section 11 shall be construed  as preventing Executive from providing  Confidential  Material in compliance  with a valid   court   order  issued   by  a  court  of  competent   jurisdiction,   providing   Executive   takes reasonable steps to prevent dissemination  of such Confidential  Material.

12. Proprietary  Information.   For purposes of this Agreement, "Proprietary  Information" shall  mean  any  information,   observation,  data,  written  material,  record,  document,  software, firmware,  invention,  discovery, improvement, development,  tool, machine, apparatus,  appliance, design,  promotional  idea,  customer  list,  practice,  process,  formula,  method,  technique,  trade secret,  product and/or research related to the actual or anticipated  research, marketing  strategies, pricing information, business records, development, products,  organization,  business or finances of the Company. Proprietary Information shall not include information in the public domain as of execution of this Agreement except through any act or omission of Executive. All right, title and  interest  of every  kind and  nature  whatsoever  in and to the Proprietary  Information  made, discussed, developed,   secured,   obtained   or  learned   by  Executive   during   the  term  of  this Agreement  shall  be the sole and exclusive property  of   the Company  for any purposes  or uses whatsoever,  and shall  be disclosed  promptly  by Executive  to the Company.   The covenants  set forth  in the preceding  sentence shall apply regardless  of whether  any Proprietary  Information  is made, discovered, developed, secured, obtained or learned (a) solely or jointly with others, (b) during the usual hours of work or otherwise, (c) at the request  and upon the suggestion of the Company or otherwise, or(d) with the  Company's  materials,  tools,  instruments   or  on  the Company's premises  or otherwise.    All  Proprietary  Information  developed,  created,  invented, devised, conceived  or discovered  by Executive  that is subject to copyright protection is explicitly considered  by Executive  and the Company  to be works made for hire to the extent permitted  by law.  Executive  hereby forever fully releases and discharges  the Company, and the Company  and their respective  officers, directors and employees, from and against any and all claims, demands, damages, liabilities, costs and expenses of Executive   arising   out  of,  or  relating   to,   any Proprietary   Information. Executive   shall  execute   any  documents   and  take  any  action  the Company  may  deem  necessary  or appropriate  to effectuate  the provisions of  this Agreement, including without limitation assisting the  Company  in  obtaining  and/or  maintaining   patents, copyrights  or  similar  rights  to any  Proprietary  Information   assigned  to  the  Company,  if  the Company,  in their sole discretion, requests such assistance. Executive shal comply  with  any reasonable   rules  established   from  time  to  time  by  the  Company  for  the  protection   of  the confidentiality of any Proprietary  Information.   Executive  irrevocably  appoints  the President  of the Company  to act as Executive's agent  and attorney-in-fact to perform  all acts  necessary  to obtain  and/or  maintain  patents,  copyrights  and  similar  rights  to  any  Proprietary  Information assigned  by Executive  to the Company  under this Agreement if (a) Executive  refuses to perform those  acts,  or  (b)  is  unavailable,   within   the  meaning of  any  applicable   laws. Executive acknowledges that the grant of the foregoing power of attorney is coupled  with an interest  and shall survive the death or disability of Executive. Executive shall promptly disclose  to  the Company,  in confidence  (a) all Proprietary  Information  that Executive creates during the term of this Agreement, and (b) all patent  applications, copyright  registrations  or similar  rights filed or applied for by Executive  within six months after termination  of this Agreement.   Any application for  a patent,  copyright  registration  or similar  right filed  by Executive  within  six  months  after termination  of this Agreement  shall be presumed  to relate to Proprietary  Information  created  by Executive  during  the term of this Agreement,  unless  Executive  can  prove otherwise.    Nothing contained  in this Agreement  shall be construed  to preclude  the Company  from exercising  all of its rights and privileges  as sole and exclusive  owner of all of the Proprietary  Information  owned by or assigned  to the Company  under this Agreement.   The Company,  in exercising  such rights and privileges  with respect to any particular  item of Proprietary  Information,  may decide  not to file  any  patent  application  or any copyright  registration  on such  Proprietary  Information,  may decide  to  maintain  such  Proprietary  Information  as secret  and  confidential, or  may  decide  to abandon  such  Proprietary   Information  or  dedicate  it  to the public. Executive  shall  have  no authority  to exercise  any rights or privileges  with  respect to the Proprietary  Information  owned by or assigned  to the Company under this Agreement.

13. Business Opportunities.  During  the term of this Agreement,  if Executive  (or any agent, employee,  officer or independent  contractor  of or retained  by Executive)  becomes  aware of, or develops,  creates, invests, devises, conceives or discovers, any project, investment,  venture, business   or  other  opportunity   (any  of  the  preceding,   an  "Opportunity")  that  is  similar   to, competitive  with,  related  to or in  the same  field  as  the Company,  or any  project,  investment, venture, or business of the Company, then Executive  shall so notify the Company immediately  in writing of such Opportunity  and shall use Executive 's good-faith efforts to cause the Company  to have  the  opportunity   to  invest  in,  participate   in  or  otherwise   become  affiliated   with  such Opportunity.

14. Miscellaneous.

14.1 Section Headings. The section  headings or captions in this Agreement  are for convenience of reference  only and do not form a part hereof, and do not in any way modify, interpret or construe  the intent of the parties or affect any of the provisions of this Agreement.

14.2 Survival.  The obligations and rights imposed upon the parties hereto by the provisions  of this Agreement  which relate to acts or events subsequent  to the termination  of this Agreement shall survive the termination of this Agreement and shall remain fully effective thereafter,  including  without  limitation  the obligations  of  Executive  with  to any  Confidential Material under Section 11.

14.3 Arbitration.

(a) Any claim, dispute or other controversy (a "Controversy") relating to this Agreement  shall  be settled  and  resolved  by binding  arbitration  in Los Angeles  County, California  before a single arbitrator under the Employment  Rules of the American Arbitration Association   ("AAA") in effect  at  the time  a demand  for  arbitration  is made.   If there  is any conflict  between  the AAA rules and this arbitration  clause, this arbitration clause will govern and determine  the rights of the parties.  The Parties to this Agreement (the "Parties") shall be entitled to  full  discovery   regarding   the  Controversy   as  permitted   by  the  California   Code  of  Civil Procedure. The arbitrator's decision on the Controversy shall   be  a  final   and   binding determination  of the Controversy  and shall  be fully enforceable  as an arbitration  award  in any court  having  jurisdiction   and  venue  over  the  Parties.     The  arbitrator  shall  also  award  the prevailing  Party  any  reasonable  attorneys' fees and reasonable expenses the prevailing Party incurs in connection  with the arbitration,  and the non-prevailing  Party shall pay the arbitrator 's fees and expenses.   The arbitrator shall determine  who is the prevailing  Party.  Each Party also agrees to accept service of process for all arbitration  proceedings  in accordance with AAA's rules.

(b) The obligation to arbitrate shall not be binding upon either party with  respect   to  requests  for  temporary   restraining   orders,  preliminary   injunctions   or  other procedures  in a court of competent  jurisdiction  to obtain interim  relief when deemed  necessary by such  court  to  preserve  the status  quo  or  prevent  irreparable  injury  pending  resolution  by arbitration of the actual dispute between the Parties.

(c) The provisions of this Section shall be construed as independent  of any  other  covenant  or  provision  of  this  Agreement;   provided  that,  if  a  court  of  competent jurisdiction  determines  that any such provisions are unlawful in any way, such court shall modify or interpret such provisions to the minimum extent necessary to have them comply with the law.

(d) This arbitration  provision shall be deemed to be self-executing and shall  remain  in full force  and effect  after  expiration  or termination  of this Agreement.    In the event either party fails to appear at any properly noticed arbitration proceeding, an award may be entered against such party by default or otherwise notwithstanding said failure to appear.

14.4 Severability. Should any one or more of the provisions of this Agreement be  determined  to be illegal  or  unenforceable  in any  relevant  jurisdiction,  then such  illegal  or unenforceable  provision shall be modified by the proper court, if possible, but only to the extent necessary   to  make  such  provision  enforceable,   and  such  modified  provision   and  all  other provisions  of  this  Agreement  shall  be  given  effect  separately  from  the  provision  or  portion thereof determined  to be illegal or unenforceable  and shall not be affected thereby;  provided  that, any such  modification  shall  apply only  with  respect  to the operation  of this Agreement  in the particular jurisdiction  in which such determination  of illegality or unenforceability  is made.

14.5 Waiver. The  failure  of  either  party  to  enforce  any  provision   of  this Agreement  shall  not  be construed  as a waiver  of  any such  provision,  nor prevent  such  party thereafter  from  enforcing  such  provision  or any other  provision  of this Agreement.   The rights granted both parties herein are cumulative and the election of one shall not constitute a waiver of such party's right to assert all other legal remedies available under the circumstances.

14.6 Parties in Interest.  Nothing in this Agreement, except as expressly set forth herein, is in ended to confer any rights or remedies under or by reason of this Agreement  on any persons other than the parties to this Agreement  and the successors,  assigns and affiliates of the Company, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement,  nor shall any provision give any third person any right of action over or against any party to this Agreement.

14.7    Assignment.   The rights and obligations under this Agreement shall be binding  upon,  and  inure  to  the  benefit  of,  the  heirs,  executors,  successors   and  assigns  of Executive  and  the  Company.    Except  as specifically  provided  in  this Section  14,  neither  the Company  nor Executive  may assign this Agreement  or delegate  their respective  responsibilities under this Agreement  without  the consent of the other party hereto. Upon the sale, exchange  or other  transfer  of substantially  all of the assets  of the Company, the Company  shall  assign  this Agreement  to the transferee of such assets.   No assignment  of this Agreement  by the Company shall relieve the Company  of, and the Company shall remain obligated to perform, its duties and obligations    under   this   Agreement,    including,    without   limitation,   payment   of   the   Base Compensation  set forth in Section 5, above.

14.8                                Attorneys'  Fees.  In the event of any Controversy, suit, action or arbitration  to enforce any of the terms or provisions of this Agreement,  the prevailing  party shall be entitled  to  its reasonable  attorneys'  fees  and  costs.    The  foregoing  entitlement  shall  also include attorneys' fees and costs of the prevailing  party on any appeal of a judgment and for any action to enforce a judgment.

14.9                                Modification.  This Agreement  may be modified only by a contract in wntmg  executed   by  the  party(ies)   to  this  Agreement   against  whom  enforcement   of  such modification  is sought.

14.10  Prior Understandings.  This Agreement contains the entire agreement between  the parties  to this Agreement  with respect  to the subject  matter of this Agreement,  is intended  as  a  final  expression  of  such  parties'  agreement  with  respect  to  such  terms  as  are included  in this Agreement,  is intended  as a complete  and exclusive  statement  of the terms of such   agreement,   and  supersedes   all  negotiations,   stipulations,   understandings,   agreements, representations and  warranties,  if  any, with  respect  to such  subject  matter,  which  precede  or accompany  the execution of this Agreement.

14.11  Interpretation.   Whenever the context so requires in this Agreement,  all words  used in the singular  shall  be construed  to have  been used in the plural (and vice versa), each  gender  shall  be construed  to include  any  other  genders,  and  the word "person" shall  be construed  to include a natural person, a corporation,  a firm, a partnership, a joint venture, a trust, an estate or any other entity.

14.12  Counterparts.   This Agreement  may be executed in one or more counterparts, each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

14.13  Applicable Law.  This Agreement  and the rights and obligations of the parties  hereunder  shall be construed  under, and governed  by, the laws of the State of Delaware without giving effect to conflict of laws provisions.

14.14  Drafting Ambiguities.  Each party to this Agreement has reviewed and revised  this Agreement.    Each  party  to this Agreement  has had the opportunity  to have such party's   legal  counsel  review  and  revise  this  Agreement. The  rule  of  construction   that  any ambiguities   are   to  be  resolved   against   the  drafting   party  shall   not  be  employed   in  the interpretation  of this Agreement or of any amendments  or exhibits to this Agreement.

[Signature Page Follows]

IN WITNESS  WHEREOF,  the Parties have executed  this Agreement  as of the date first above written.

EXECUTIVE:

By: /s/ Tony Liu

Name: Tony Liu

CBMG:

CELLULAR MEDICINE GROUP, INC.

By: /s/Wei (William)Cao
Name: Wei (William) Cao

Title: Chief Executive Officer